Liberty Variable Investment Trust
                   Liberty Select Value Fund, Variable Series

                         Supplement to Prospectus dated
             May 1, 2002 Replacing Supplement dated October 21, 2002

(1) The following text is added to the end of the first paragraph in the section entitled "Principal Investment Strategies" for the Liberty Select Value Fund.

        These are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell MidcapTM Value Index. As of September 30, 2002, that index included companies with capitalizations between approximately $224 million and $11 billion. All market capitalizations are determined at the time of purchase.

(2) Liberty Select Value Fund is no longer managed in accordance with the Morningstar, Inc. ("Morningstar") guidelines for a particular category as defined by Morningstar. Accordingly, all references to Morningstar and its categories and style boxes are hereby deleted from the investment strategy discussion, and Appendix A of the Fund's prospectus is hereby deleted in its entirety.

(3) The section entitled "Defining Capitalization" under the section THE FUNDS on page 3 no longer applies to the Liberty Select Value Fund.


                                                               November 15, 2002